UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 8, 2013

Masco Corporation

(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21001 Van Born Road, Taylor, Michigan		48180
(Address of Principal Executive Offices)		(Zip Code)

(313) 274-7400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In the first quarter of 2013, the Company determined that Tvilum, its Danish ready-to-assemble cabinet business, is no longer core to its long-term growth strategy and, accordingly, the Company has embarked on a plan for disposition. The Company has accounted for this business as a discontinued operation. The schedule furnished with this current report on Form 8-K as Exhibit 99 provides sales and operating results related to our Tvilum business by quarter for 2012, 2011 and 2010.

Item 9.01.	Financial Statements and Exhibits.

    (d) Exhibits.

99	The schedule furnished with this current report on Form 8-K as Exhibit 99 provides sales and operating results information related to our Tvilum business by quarter for 2012, 2011 and 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ John G. Sznewajs
Name:	John G. Sznewajs
Title:	Vice President, Treasurer and Chief Financial Officer

May 8, 2013

EXHIBIT INDEX

99	The schedule furnished with this current report on Form 8-K as Exhibit 99 provides sales and operating results information related to our Tvilum business by quarter for 2012, 2011 and 2010.